SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2006

CROWN HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	0-50189	75-3099507
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Crown Way

Philadelphia, Pennsylvania 19154-4599

(215) 698-5100

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

SIGNATURE

Item 1.01 Entry into a Material Definitive Agreement.

On April 27, 2006, at the Annual Meeting of Shareholders of Crown Holdings, Inc. (the “Company”), shareholders of the Company approved the 2006 Stock-Based Incentive Compensation Plan, as adopted by the Board of Directors (the “2006 Plan”).

A description of the 2006 Plan is found under the heading “2006 Stock-Based Incentive Compensation Plan” in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on March 24, 2006, and a copy of the 2006 Plan in its entirety is also included thereto.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN HOLDINGS, INC.

Dated: May 3, 2006	By:	/s/ Thomas A. Kelly
Thomas A. Kelly
Vice President and Corporate Controller